SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported ) JULY 22, 2002

                             JANEL WORLD TRADE, LTD.
             (Exact Name of Registrant as Specified in its Charter)


     NEVADA                        333-60608             86-1005291
(State  or  other          (Commission  File  Number)   (IRS Employer
 jurisdiction  of                                       Identification
  incorporation)                                           Number)


     150-14  132ND  AVENUE,  JAMAICA,  NY                            11434
(Address of Principal Executive Offices)                           (Zip Code)


                            Registrant's telephone number,
                         including area code, (718) 527-3800

ITEM  4:     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On July 26, 2002, Janel's board of directors accepted the resignation of Michael L. Stuck, C.P.A., P.C. as the company's independent certifying accountant and confirmed the appointment of Paritz & Company, P.A. as its independent certifying accountant to audit its financial statements for the year ended September 30, 2002, as well as for the years ended September 30, 2001, 2000 and 1999.

     The decision to change independent auditors was the result of the merger transaction (which is discussed in the company's Form 8-K Report dated July 16, 2002 and filed July 18, 2002) whereby Janel was acquired by Wine Systems Design, Inc. The independent certifying accountant of Wine Systems Design, Inc. had been Michael L. Stuck, C.P.A., P.C. The merger resulted in the business of Janel becoming the business of the company and the officers and directors of Janel becoming the officers and directors of the company. Paritz & Company, P.A. has been the independent certifying accountant of the corporate predecessor of Janel for many years and was therefore familiar with its financial books and records and accounting principles.

     Janel believes, and has been advised by Michael L. Stuck, C.P.A., P.C. that it concurs in such belief, that (a) the company and Michael L. Stuck, C.P.A., P.C. did not have any disagreement on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the period ended June 30, 2001 and through the date of that firm's resignation within the meaning of Item 304(a)(1)(iv)(A) of Regulation S-K promulgated under the Securities Exchange Act of 1934, and (b) there were no events of the kind set forth in Item 304(a)(1)(v)(A) of Regulation S-K.

ITEM  5:     OTHER  EVENTS

     As a result of the acquisition and reverse merger transaction described in the Registrant's Form 8-K Report filed July 18, 2002, the Registrant's business has changed. The following is a description of the current business of the Registrant.

Business

     Janel World Trade, Ltd. has its executive offices at 150-14 132nd Avenue, Jamaica, NY 11434, tel. (718) 527-3800, adjacent to the John F. Kennedy International Airport. The company and its predecessors have been in business since 1974 as a logistics services provider for importers and exporters worldwide. It is primarily engaged, through its wholly owned subsidiaries, in full-service cargo transportation logistics management, including freight forwarding - via air, ocean and land-based carriers - customs brokerage services, and warehousing and distribution services.

     In addition to its traditional freight forwarding and customs brokerage activities, Janel offers various related, value-added logistics services, such as freight consolidation, insurance, a direct client computer access interface, logistics planning, landed-cost calculations, in-house computer tracking, product repackaging, online shipment tracking and electronic billing. The value-added services and systems are intended to help its customers streamline operations, reduce inventories, increase the speed and reliability of worldwide deliveries and improve the overall management and efficiency of the customers supply-chain activities.

     Janel conducts its business through a network of company-operated facilities and independent agent relationships in most trading countries. During fiscal 2001 (Janel's fiscal year ends September 30), the company handled approximately 25,000 individual import and export shipments, predominately originating or terminating in the United States, Europe and the Far East. Janel generated gross revenues of approximately $46.6 million in 2001, $53.1 million in 2000 and $46.8 million in 1999. In 2001, approximately 60% of revenues related to import activities, 10% to export, 20% to break-bulk and forwarding and 10% to warehousing, distribution and trucking. By market, the Company's revenues in fiscal 2001 derived from three principal industries: consumer wearing apparel/textiles - approximately 30-35%; machines/ machine parts - approximately 30-35%; and household appliances - approximately 15%.

     As of June 30, 2002, the company had 55 employees operating out of five leased locations in the United States: Jamaica, New York (headquarters); Lynbrook, New York (accounting); Elk Grove Village (Chicago, Illinois); Forest

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Park  (Atlanta,  Georgia);  and Inglewood (Los Angeles, California).  Each Janel
office is managed independently, with each manager having over 20 years experience with the company. Janel Shanghai and Janel Hong Kong operate as independently owned franchises within the company's network. Janel's president and executive vice president each personally own a 10% profit interest in each of Janel Shanghai and Janel Hong Kong. Janel Miami (Florida) and Janel Bangkok (Thailand) operate only as franchises under the Janel name, but are not otherwise affiliated with the company's corporate network. Janel's executive vice president owns 50% of the Janel Miami office.

Predecessors

     Janel commenced business in 1974 as Janel International Forwarding Company, Inc., a New York corporation. In 1976, the "Janel Group" was established in New York City as a company primarily focused on quality import customs brokerage and related transportation services Janel's initial customer based consisted of importers and exporters of machines and machine parts, principally through what was then West Germany. Shortly thereafter, the company began expanding its business scope into project transportation and high-value general cargo forwarding. In 1979, Janel expanded to the Midwest and West Coast, opening branches in Chicago and Los Angeles, respectively. Additional locations were opened in Atlanta (1995) and Miami (franchise agent) (1997). In 1980, C and N Corp. was organized as a Delaware corporation to be the corporate parent of the various Janel Group operating subsidiaries.

     In 1990, Janel agreed to the use of its name by a Bangkok, Thailand office to facilitate business operations during 1990 and 1992 in which it serviced a United States cellular communications carrier. In 1997, Janel designed and manufactured (through a subcontractor) electronic switching equipment shelters which it sold to the carrier together with consulting services on transportation logistics and coordination for construction of cellular telephone sites in Thailand.

     In 2000, the Janel opened the office in Shanghai, China, followed by the opening of the Hong Kong office in 2001.

     In June and July 2002, C and N Corp. entered into and completed a reverse merger transaction with Wine Systems Design, Inc. in which it formally changed its corporate name to Janel World Trade, Ltd. and became a public company traded on the Nasdaq Bulletin Board under the symbol "JLWT"

Freight  Forwarding  and  Related  Services

     As a cargo freight forwarder, Janel procures shipments from its customers, consolidates shipments bound for a particular destination from a common place of origin, determines the routing over which the consolidated shipment will move, selects a carrier (air, ocean, land) serving that route on the basis of departure time, available cargo capacity and rate, and books the consolidated

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shipment  for  transportation  with  the  selected  carrier.  In addition, Janel prepares all required shipping documents, delivers the shipment to the transporting carrier and, in many cases, arranges for clearance of the various components of the shipment through customs at the final destination. If so requested by its customers, Janel will also arrange for delivery of the individual components of the consolidated shipment from the arrival terminal to their intended consignees.

     As a result of its consolidation of customer shipments and its ongoing volume relationships with numerous carriers, a freight forwarder is usually able to obtain lower rates from such carriers than its customers could obtain directly. Accordingly, a forwarder is generally able to offer its customers a lower rate than would otherwise be available directly to the customer, providing the forwarder with its profit opportunity as an intermediary between the carrier and end-customer. The forwarder's gross profit is represented by the difference between the rate it is charged by the carrier and the rate it, in turn, charges its customer.

     In fulfilling its intermediary role, the forwarder can draw upon the transportation assets and capabilities of any individual carrier or combination thereof comprised of airlines and/or air cargo carriers, ocean shipping carriers and land-based carriers, such as trucking companies. Janel solicits freight from its customers to fill containers, charging rates lower than the rates that would be offered directly to its customers for similar type shipments.

Customs  Brokerage  Services

     As part of its integrated logistics services, Janel provides customs brokerage clearance services in the United States and in most foreign countries. These services typically entail the preparation and assembly of required documentation in many instances (Janel provides in-house translation services into Chinese, Spanish or Italian), the advancement of customs duties on behalf of importers, and the arrangement for the delivery of goods after the customs clearance process is completed. Additionally, other services may be provided such as the procurement and placement of surety bonds on behalf of importers and the arrangement of bonded warehouse services, which allow importers to store goods while deferring payment of customs duties until the goods are delivered.

     Janel has over 25 years of experience clearing a wide range of goods through U.S. Customs, from automobiles to heavy machinery to textiles. The company currently has eight fully licensed customs house brokers on staff. Janel is fully certified with U.S. Customs for both ABI- and AES transmissions. The company has established an active "correspondent Customs House Broker Network" specially chosen for their ability to service customers throughout those locations in the United States where Janel does not have its own branch office. In addition, the company regularly works with a group of proven independent attorneys, whose specialization in transportation and U.S. Customs law and classifications has resulted in substantial savings to customers.

     Other  Logistics  Services

     In addition to providing air, ocean and land freight forwarding and customs brokerage services, Janel provides its import and export customers with an array of fully integrated global logistics services. These logistics services include

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warehousing and distribution services, door-to-door freight pickup and delivery, cargo consolidation and deconsolidation, project cargo management, insurance, direct client computer access interface, logistics planning, landed-cost calculations, duty-drawback (recovery of previously paid duties when goods are re-exported), in-house computer tracking, product repackaging, domestic pickup and forwarding, "hazmat"certifications for hazardous cargoes, letters of credit, language translation services, online shipment tracking and electronic billing.

Information  Systems

     In May 2000, Janel upgraded its information system hardware to an IBM AS 400 system that is utilized by all of its offices in the United States. The company's information technology capabilities also include DCS/HBU Logistics software, a T-1 online national network and a nationwide in-house e-mail network. These systems enable Janel to perform in-house computer tracking and to offer to its customers landed-cost calculations and online Internet information availability via the company's websites relative to the tracking and tracing of customer shipments.

Customers,Sales  and  Marketing

     While Janel's customer base represents a multitude of diverse industry groups, the bulk of the company's shipments are related to three principal markets: consumer wearing apparel and textiles, machines and machine parts, and household appliances. During 2001, the company shipped goods and provided logistics services for approximately 700 individual accounts. Janel markets its global cargo transportation and integrated logistics services worldwide. In markets where the company does not operate its own facilities, its direct sales efforts are supplemented by the referral of business through one or more of the company's franchise or agent relationships. The company's five largest accounts are: The Conair Corporation, Depa International, FAG Bearings Corporation, Ralph Lauren Childrenswear and Heidelberg USA.

     Janel's senior executive officers, James N. Jannello and Stephen P. Cesarski, are principally responsible for the marketing of the company's services. Each branch office manager is responsible for sales activities in their U.S. local market area. Janel attempts to cultivate strong, long-term relationships with its customers and referral sources through high-quality service and management.

Competition

     Competition within the freight forwarding industry is intense, characterized by low economic barriers to entry resulting in a large number of highly fragmented participants around the world. Janel competes for customers on the basis of its services and capabilities against other providers ranging from multinational, multi-billion dollar firms with hundreds of offices worldwide to regional and local freight forwarders to "mom-and-pop" businesses with only one or a few customers.


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

Currency  Risks

     The nature of Janel's operations requires it to deal with currencies other than the U.S. Dollar. This results in the company being exposed to the inherent risks of international currency markets and governmental interference. A number of countries where Janel maintains offices or agent relationships have currency control regulations that influence its ability to hedge foreign currency exposure. The company tries to compensate for these exposures by accelerating international currency settlements among those officers or agents.

Seasonality

     Historically, Janel's quarterly operating results have been subject to seasonal trends. The fiscal first quarter has traditionally been the weakest and the fiscal third and fourth quarters have traditionally been the strongest. This pattern has been the result of, or influenced by, numerous factors including climate, national holidays, consumer demand, economic conditions and other similar and subtle forces. This historical seasonality has also been influenced by the growth and diversification of Janel's international network and service offerings. The company cannot accurately forecast many of these factors, nor can it estimate the relative impact of any particular factor and, as a result, there is no assurance that historical patterns will continue in the future.

     A significant portion of Janel's revenues are derived from customers in industries with shipping patterns closely tied to consumer demand and from customers with shipping patters dependent upon just-in-time production schedules. Therefore, the timing of Janel's revenues are, to a large degree, affected by factors beyond the company's control, such as shifting consumer demand for retail goods and manufacturing production delays. Many of Janel's customers may ship a significant portion of their goods at or near the end of a quarter and the company may not learn of a resulting shortfall in revenues until late in a quarter.

Environmental  Issues

     In the United States, Janel is subject to federal, state and local provisions regulating the discharge of materials into the environment or otherwise for the protection of the environment. Similar laws apply in many foreign jurisdictions in which Janel operates. Although current operations have not been significantly affected by compliance with these environmental laws, governments are becoming increasingly sensitive to environmental issues and the company cannot predict what impact future environmental regulations may have on its business. Janel does not anticipate making any material capital expenditures for environmental control purposes during the remainder of the current or succeeding fiscal years.

Employees

     As of June 30, 2002, Janel employed 55 people; 30 in its Jamaica, New York headquarters, five in Lynbrook, New York, seven in Elk Grove Village, Illinois, five in Forest Park, Georgia and eight in Inglewood, California. Approximately 40 of the Company's employees are engaged principally in operations, 11 in

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finance  and  administration  and four in sales, marketing and customer service.
Janel is not a party to any collective bargaining agreement and considers its relations with its employees to be good.

     To retain the services of highly qualified, experienced and motivated employees, Janel management emphasizes an incentive compensation program and intends to adopt a stock option plan in the near future.

Regulation

     With respect to Janel's activities in the air transportation industry in the United States, it is subject to regulation by the Department of Transportation as an indirect air carrier. The company's overseas offices and agents are licensed as air freight forwarders in their respective countries of operation. Janel is licensed in each of its offices as an air freight forwarder by the International Air Transport Association. IATA is a voluntary association of airlines which prescribes certain operating procedures for air freight forwarders acting as agents of its members. The majority of the company's air freight forwarding businesses is conducted with airlines that are IATA members.

     Janel is licensed as a customs broker by the Customs Service of the Department of Treasury in each U.S. Customs district in which it does business. All U.S. Customs Brokers are required to maintain prescribed records and are subject to periodic audits by the Customs Service. In other jurisdictions in which Janel performs clearance services, it is licensed by the appropriate governmental authority.

     Janel is registered as an Ocean Transportation Intermediary and licensed as a NVOCC carrier (non-vessel operating common carrier) by the Federal Maritime Commission. The FMC has established certain qualifications for shipping agents, including certain surety bonding requirements.

     Janel does not believe that current U.S. and foreign governmental regulations impose significant economic restraint on its business operations.

Cargo  Liability

     When acting as an air freight consolidator, Janel assumes a carrier's liability for lost or damaged shipments. This legal liability is typically limited by contract to the lower of the transaction value or the released value ($9.07 per pound unless the customer declares a higher value and pays a surcharge), excepted for loss or damages caused by willful misconduct in the absence of an appropriate airway bill. The airline which the company utilizes to make the actual shipment is generally liable to Janel in the same manner and to the same extent. When acting solely as the agent of an airline or shipper, Janel does not assume any contractual liability for loss or damage to shipments tendered to the airline.

     When acting as an ocean freight consolidator, Janel assumes a carrier's liability for lost or damaged shipments. This liability is strictly limited by

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contract  to  the  lower  of a transaction value or the released value ($500 for package or customary freight unit unless the customer declares a higher value and pays a surcharge). The steam ship line which Janel utilizes to make the actual shipment is generally liable to the company in the same manner and to the same extent. In its ocean freight forwarding and customs clearance operations, Janel does not assume cargo liability.

     When providing warehouse and distribution services, Janel limits its legal liability by contract to an amount generally equal to the lower of fair value or $.50 per pound with a maximum of $50 per "lot," defined as the smallest unit that the warehouse is required to track. Upon payment of a surcharge for warehouse and distribution services, Janel would assume additional liability.

     The company maintains marine cargo insurance covering claims for losses attributable to missing or damaged shipments for which it is legally liable. Janel also maintains insurance coverage for the property of others stored in company warehouse facilities.

Properties

     Janel leases all of its office facilities. The executive offices in Jamaica, New York consist of approximately 5,000 square feet of office space adjoined by 9,000 square feet of warehouse space, all subject to a lease with a term ending January 31, 2010 and an annual base rent of $132,300 through January 31, 2005 and $145,500 thereafter. Its administrative office in Lynbrook, New York is approximately 1,125 square feet subject to a lease expiring June 2003 for which it pays annual rent of $22,224. Janel's Illinois office occupies approximately 2,063 square feet with an additional 800 square feet of warehouse space under a lease which expires June 30, 2003 with an annual rent of $38,370. Janel's Georgia location occupies approximately 3,000 square feet of office and warehouse space, under a lease which expires in August 2003 with an annual rent of $27,684. Janel's Los Angeles office occupies approximately 3,000 square feet of office under a lease which expires in June 2007 with an annual rent of $61,380.

Legal  Proceedings

     Janel is occasionally subject to claims and lawsuits which typically arise in the normal course of business. While the outcome of these claims cannot be predicted with certainty, management does not believe that the outcome of these any of these legal matters will have a material adverse effect on the company's financial position or results of operations.

Security  Ownership  of  Certain  Beneficial  Owners  and  Management

     The following table sets forth certain information regarding shares of common stock beneficially owned as of July 26, 2002, by (i) each person, known to the company, who beneficially owns more than 5% of the common stock, (ii) each of the company's directors and (iii) all officers and directors as a group:


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Name and Address of                                        Percentage of Stock
Beneficial Owner (1)     Shares Beneficially Owned (2)       Outstanding (1)
----------------------  --------------------------------  ---------------------
Stephen  P.  Cesarski
150-14  132nd  Avenue
Jamaica, NY 11434                  5,500,000                   36.67%

James  N.  Jannello
150-14  132nd  Avenue
Jamaica, NY 11434                  5,500,000                   36.67%

All Officers and Directors
as a Group (5 persons)            11,000,000                   73.33%

__________________________

(1) On July 22, 2002 Janel's board of directors agreed to and approved the issuance of 1,803,000 shares of restricted common stock for a purchase price of $.01 per share to 43 employees and five consultants as an incentive for performance. Included in this group are 1,000,000 shares to William J. Lally, a director and the president of Janel's Illinois subsidiary, 25,000 shares to Ruth Werra, Secretary, and 25,000 shares to Linda Bieler, Controller. These shares have not been issued as of the date of this report and are therefore not reflected in the above table.

(2)  All  of  these  shares  are  owned  of  record.

Common  Stock

     Janel is authorized to issue up to 225,000,000 shares of common stock, $.001 par value each, of which 15,000,000 shares are currently issued and outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of common stock can elect all of the directors. The company's officers, James N. Jannello and Stephen P. Cesarski collectively own 73.3% of the issued and outstanding common stock and can therefore elect all of the directors.

     The holders of common stock are entitled to receive dividends when and if declared by the board of directors out of funds legally available therefore. In the event of liquidation, dissolution or winding up of the company, the owners of common stock are entitled to share all assets remaining available for distribution after the payment of liabilities and after provision has been made for each class stock, if any, having a preference over the common stock as such. The common stock has no conversion, preemptive or other subscription rights, and there are no redemption revisions applicable to the common stock.

Stock  Options

     Janel does not currently have a stock option program. Management intends to adopt one in the near future.

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Transfer  Agent

     The company's current transfer agent is Executive Registrar and Transfer Agency, Inc., 4118 West Thomas Road, Suite 707, Phoenix, AZ 80517.

Certain  Relationships  and  Related  Transactions

     Stephen P. Cesarski and James N. Jannello, Janel's president and executive vice president, respectively, each own a 10% profit interest in each of Janel Shanghai and Janel Hong Kong. Mr. Jannello also owns 50% of Janel Miami (Florida), which is a franchisee using the Janel name, but in which the company has no equity or other direct economic interest.

     As of December 31, 2001, James N. Jannello was indebted to the company in the aggregate sum of $138,837. This officer loan is non-interest bearing and is due on demand.

     The transactions described above involves actual or potential conflicts of interest between Janel and its officers. To reduce the potential for conflicts of interest between the company and its officers and directors in the future, Janel's policy will be not to enter into potential conflict-of-interest transactions with officers, directors or other affiliates unless the terms of such transactions are at least as favorable to Janel as those which would have been obtainable from an unaffiliated source. The company has no plans to enter into any additional transactions that involve actual or potential conflicts of interest between Janel and its officers or directors, and will not enter into any such transaction in the future without first obtaining an independent opinion with regard to fairness to Janel of the terms and conditions of any such transaction.

ITEM  6:     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     Stephen J. Nemergut and Carmine J. Bua, III, who were the officers and directors of the Registrant, have resigned from their respective positions. The executive officers and directors of the Registrant are now as follows:

Name                   Age     Position
----                   ---     --------

                                President,  Chief  Operating
Stephen P. Cesarski     57      Officer and Director

                                Executive  Vice  President,
James N. Jannello       58      Chief Executive Officer and Director

William  J.  Lally      49      Director

Ruth  Werra             61      Secretary

Linda  Bieler           41      Controller

     Stephen P. Cesarski has been the President and a director of Janel since 1978. Mr. Cesarski is the Chief Operating Officer and is principally engaged in sales and marketing and also manages the export side of the company's business.

     James N. Jannello is the Executive Vice President and has been the Chief Executive Officer of Janel since it was founded in 1974. Mr. Jannello's principal function is the overseeing of all of the company's operations, management of the import side of the business and the setting of billing rates and charges, and the maintenance of relationships with overseas agents worldwide. Mr. Jannello is a licensed Custom House Broker.

     William J. Lally was initially employed by Janel in New York City in 1975 and moved to Chicago, Illinois in 1979, where he is the President of the Janel Group of Illinois, Inc. Mr. Lally became a director of the company in July 2002.

     Ruth Werra has been the Secretary of Janel since 1994 and has been employed by the company since 1975. She is the office manager of the New York executive office and oversees the maintenance of Janel's corporate records. Mrs. Werra also oversees the entry and clearance of all personal effects shipments handled by the New York office.

     Linda Bieler has been the Controller of Janel since 1994. She oversees accounting operations for all branches, and manages its information systems and generation of its reports.

     Directors hold office until the next annual meeting of shareholders and thereafter until their successors have been duly elected and qualified. The executive officers are elected by the board of directors on an annual basis and serve under the direction of the board. Executive officers devote all of their business time to the company's affairs.

     Janel's board of directors does not include any "independent" directors, and the company does not have an Audit Committee or a Compensation Committee.

ITEM  7:     FINANCIAL  STATEMENTS  AND  EXHIBITS



     (a)     Financial  Statements
          Independent  Auditor's  Report
          Consolidated  Balance  Sheet  as  at September 30, 2001, 2000 and 1999
          Consolidated  Statement  of  Operations  for the Years Ended September 30, 2001,
                2000  and  1999
          Consolidated  Statement  of  Changes  in Stockholders Equity for the Years Ended
                September  30,  2001,  2000  and  1999
          Consolidated  Statement  of  Cash  Flows for the Years Ended September 30, 2001,
                2000  and  1999
          Notes  to  Consolidated  Financial  Statements



     (b)     Exhibits.

             23.1     Consent  of  Paritz  &  Company,  P.A.

             23.2 Letter dated August 1, 2002 from Michael L. Stuck, C.P.A., P.C. the former independent certifying accountant.

ITEM  8:     CHANGE  IN  FISCAL  YEAR

     On July 26, 2002, the Registrant's board of directors adopted a fiscal year ending September 30, which is the same as that of the former C and N Corp. acquired in the recent merger transaction. The Registrant's Form 10-Q for the third quarter ended June 30, 2002 will include a report covering the transition period.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


August 1,  2002
                                   JANEL  WORLD  TRADE,  LTD.



                           By:     /s/  James  N.  Jannello
                                   ------------------------
                                   James  N.  Jannello
                                   Executive Vice President and Chief
                                   Executive  Officer

                             PARITZ & COMPANY, P.A.



                     JANEL WORLD TRADE LTD. AND SUBSIDIARIES
                             (FORMERLY C AND N CORP.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                       WITH
                          INDEPENDENT AUDITORS' REPORT

                  YEARS ENDED SEPTEMBER 30, 2001, 2000 AND 1999

                          INDEPENDENT AUDITORS' REPORT



Board  of  Directors
JANEL  WORLD  TRADE  LTD.  AND  SUBSIDIARIES
(FORMERLY  C  AND  N  CORP.)
Jamaica,  New  York



     We have audited the accompanying consolidated balance sheets of JANEL WORLD TRADE LTD. AND SUBSIDIARIES (FORMERLY C AND N CORP.) as of December 31, 2001, 2000 and 1999 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of JANEL WORLD TRADE LTD. AND SUBSIDIARIES (FORMERLY C AND N CORP.) as of December 31, 2001, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                        PARITZ  &  COMPANY,  P.A.


Hackensack,  New  Jersey
June  17,  2002
(Except  for  Note  10,  which  is
dated  June  17,  2002,  June  18,  2002,
July  3,  2002 and July 22, 2002)

                    JANEL WORLD TRADE LTD. AND SUBSIDIARIES
                            (FORMERLY C AND N CORP.)
                          CONSOLIDATED BALANCE SHEETS
=========================================================================================================

                                                                   --------------SEPTEMBER 30,-----------
                                                                        2001        2000        1999
                                                                   ------------ ------------ ------------
                                       ASSETS
CURRENT ASSETS:
  Cash                                                              $ 1,429,082  $  858,879  $1,100,937
  Accounts receivable                                                 2,738,513   3,429,654   3,349,043
  Marketable securities (NOTE 2)                                         37,592      56,956      39,849
  Loans receivable - officer (NOTE 3)                                   138,837     148,988     168,498
                              - other                                    20,682      32,184      15,231
  Prepaid expenses and sundry current assets                            108,739     180,350     149,830
                                                                   ------------ ------------ ------------

     TOTAL CURRENT ASSETS                                             4,473,445   4,707,011   4,823,388
                                                                   ------------ ------------ ------------

PROPERTY AND EQUIPMENT, NET (NOTE 4)                                    165,805     237,229     175,831
                                                                   ------------ ------------ ------------

OTHER ASSETS:
  Cash surrender value of life insurance                                 44,469      44,469      44,469
  Security deposits                                                      48,651      50,174      51,718
                                                                   ------------ ------------ ------------

     TOTAL OTHER ASSETS                                                  93,120      94,643      96,187
                                                                   ------------ ------------ ------------


     TOTAL ASSETS                                                   $ 4,732,370  $5,038,883  $5,095,406
                                                                   ============ ============ ============
                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note payable - bank (NOTE 5)                                        $ 325,000  $  200,000  $  200,000
  Accounts payable                                                    1,833,782   2,160,255   2,188,170
  Accrued expenses and taxes payable                                    169,234     192,697      60,564
  Current portion of long-term debt (NOTE 6)                             80,924     116,072     111,320
                                                                   ------------ ------------ ------------
     TOTAL CURRENT LIABILITIES                                        2,408,940   2,669,024   2,560,054
                                                                   ------------ ------------ ------------

OTHER LIABILITIES:
  Deferred compensation                                                 123,037     123,037     123,037
  Long-term debt (NOTE 6)                                                30,582      89,306     137,456
                                                                   ------------ ------------ ------------
     TOTAL OTHER LIABILITIES                                            153,619     212,343     260,493
                                                                   ------------ ------------ ------------


STOCKHOLDERS' EQUITY (NOTE 10)
  Capital stock, no par value
    2,000 shares authorized
    1,000 shares issued and outstanding                                   3,200       3,200       3,200
  Additional paid-in capital                                            228,887     228,887     228,887
  Retained earnings                                                   1,937,724   1,925,429   2,042,772
                                                                   ------------ ------------ ------------
     TOTAL STOCKHOLDERS' EQUITY                                       2,169,811   2,157,516   2,274,859
                                                                   ------------ ------------ ------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $ 4,732,370  $5,038,883  $5,095,406
                                                                   ============ ============ ============




See notes to financial statements, which are an integral part of these financial statements
                    JANEL WORLD TRADE LTD. AND SUBSIDIARIES
                            (FORMERLY C AND N CORP.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
=========================================================================================================

                                                            ---------YEAR  ENDED  SEPTEMBER  30,---------
                                                                 2001           2000            1999
                                                            ------------    ------------   --------------
REVENUES:
  Forwarding revenue                                        $ 46,650,094    $ 53,160,777    $ 46,862,628
  Interest and dividends                                          39,243          23,911          39,499
                                                            ------------    ------------   --------------

          TOTAL REVENUES                                      46,689,337      53,184,688      46,902,127
                                                            ------------    ------------   --------------
COSTS AND EXPENSES:
  Forwarding expenses                                         40,742,183      47,020,256      41,237,984
  Selling, general and administrative                          5,447,867       5,415,579       4,882,253
  Shareholder salaries                                           398,517         815,633         682,188
  Interest                                                        34,104          36,067          38,166
                                                            ------------    ------------   --------------

          TOTAL COSTS AND EXPENSES                            46,622,671      53,287,535      46,840,591
                                                            ------------    ------------   --------------


INCOME (LOSS) BEFORE INCOME TAXES                                 66,666        (102,847)         61,536

Income taxes (NOTE 7)                                             27,700          27,800          48,904
                                                            ------------    ------------   --------------

NET INCOME (LOSS)                                               $ 38,966      $ (130,647)       $ 12,632
                                                            ============    =============  ==============

See notes to financial statements, which are an integral part of these financial statements
                    JANEL WORLD TRADE, LTD. AND SUBSIDIARIES
                            (FORMERLY C AND N CORP.)

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
====================================================================================================

                                                                           ACCUMULATED
                                                    ADDITIONAL             OTHER
                                           CAPITAL  PAID-IN    RETAINED    COMPREHENSIVE
                                           STOCK    CAPITAL    EARNINGS    GAIN (LOSS)    TOTAL


BALANCE - OCTOBER 1, 1998                   3,200   $228,887   $2,030,140   $      -   $2,262,227

Net income                                                         12,632          -       12,632
                                          -------- ---------- ----------- ----------- ------------

BALANCE - SEPTEMBER 30, 1999                3,200    228,887    2,042,772          -    2,274,859

Net loss                                                         (130,647)         -     (130,647)

Other comprehensive gains (losses)
unrealized gains on available-for-sale
marketable securities                                                          13,304      13,304
                                          -------- ---------- ----------- ----------- ------------

BALANCE - SEPTEMBER 30, 2000                3,200    228,887    1,912,125     13,304    2,157,516

Net income                                                         38,966          -       38,966

Other comprehensive gains (losses)
unrealized gains on available-for-sale
marketable securities                                                        (26,671)     (26,671)
                                          -------- ---------- ----------- ----------- ------------

BALANCE - SEPTEMBER 30, 2001                3,200   $228,887   $1,951,091   $(13,367)  $2,169,811
                                          ======== ========== =========== =========== ============



See notes to financial statements, which are an integral part of these financial statements
        JANEL WORLD TRADE, LTD. AND SUBSIDIARIES(FORMERLY C AND N CORP.)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
==================================================================================================


                                                           ------- YEAR ENDED SEPTEMBER 30,------

                                                               2001         2000         1999
                                                           -----------  ------------ ------------
OPERATING ACTIVITIES:
  Net income (loss)                                         $   38,966   $ (130,647)  $   12,632
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:
      Depreciation and amortization                            122,799      105,675      101,468
      Deferred income taxes                                          -            -       99,511
      Deferred compensation                                          -            -      (18,499)
    Changes in operating assets and liabilities:
      Accounts receivable                                      691,141      (80,611)     (46,926)
      Loans receivable                                          21,653        2,557     (137,078)
      Prepaid expenses and sundry current assets                71,611      (37,520)      52,687
      Security deposits                                          1,523        1,545           19
      Accounts payable and accrued expenses                   (349,936)     111,218      (72,904)
                                                           -----------  ------------ ------------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES            597,757      (27,783)      (9,090)
                                                           -----------  ------------ ------------


INVESTING ACTIVITIES:
  Acquisition of property and equipment, net                   (51,376)    (167,073)     (61,789)
  Sale/purchase of marketable securities                        (7,306)      (3,804)       6,546
                                                           -----------  ------------ ------------

NET CASH USED IN INVESTING ACTIVITIES                          (58,682)    (170,877)     (55,243)
                                                           -----------  ------------ ------------



FINANCING ACTIVITIES:
  Repayment of long-term debt, net                             (93,872)     (43,398)     (57,012)
  Bank borrowings                                              125,000            -            -
                                                           -----------  ------------ ------------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES             31,128      (43,398)     (57,012)
                                                           -----------  ------------ ------------



INCREASE (DECREASE)  IN CASH                                   570,203     (242,058)    (121,345)

CASH - BEGINNING OF YEAR                                       858,879    1,100,937    1,222,282
                                                           -----------  ------------ ------------

CASH - END OF YEAR                                          $1,429,082   $  858,879   $1,100,937
                                                           ===========  ============ ============

SUPPLEMENTAL DISCLOSURES OF CASH
    FLOW INFORMATION:
      Cash paid during the year for:
          Interest                                          $   34,104   $   36,067   $   36,166
                                                           ===========  ============ ============


          Income taxes                                      $   16,002   $   50,469   $   78,675
                                                           ===========  ============ ============
       Non-cash investing activities:

          Unrealized gain (loss) on marketable securities   $  (26,670)  $   13,303   $        -
                                                           ===========  ============ ============


See notes to financial statements, which are an integral part of these financial statements
                    JANEL WORLD TRADE, LTD. AND SUBSIDIARIES
                            (FORMERLY C AND N CORP.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2001, 2000 AND 1999
================================================================================

1     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES


BUSINESS  DESCRIPTION

Janel World Trade, Ltd. (formerly C and N Corp.) (the "Company") was initially incorporated under the laws of the State of Delaware on June 1, 1980. The Company became a Nevada corporation on June 21, 2002. The Company is primarily engaged in full service cargo transportation logistics management, including freight forwarding via air, ocean and land based carriers, customs brokerage services and warehousing and distribution services.


BASIS  OF  CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries: Janel Group of New York, Inc., Janel Group of Illinois, Inc., Janel Group of Los Angeles, Inc. and Janel Group of Georgia, Inc. All inter-company transactions and balances have been eliminated in the consolidation.


USES  OF  ESTIMATES  IN  THE  PREPARATION  OF  FINANCIAL  STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.


CASH  AND  CASH  EQUIVALENTS

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company's accounts at these institutions may, at times, exceed the federally insured limits. The Company has not experienced any losses in such accounts.


MARKETABLE  SECURITIES

The Company classifies all of its short-term investments as available for sale securities. Such short-term investments consist primarily of mutual funds which are stated at market value, with unrealized gains and losses on such securities reflected as other comprehensive income (loss) in stockholders' equity. Realized gains and losses on short-term investments are included in earnings and are derived using the specific identification method for determining the cost of securities. It is the Company's intent to maintain a liquid portfolio to take advantage of investment opportunities. Therefore, all securities are considered to be available for sale and are classified as current assets.

PROPERTY  AND  EQUIPMENT  AND  DEPRECIATION  POLICY

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to amortize the costs of the related assets over their estimated useful lives on the straight-line and accelerated methods for both financial reporting and income tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.


REVENUES  AND  REVENUE  RECOGNITION

Airfreight, ocean freight and custom brokerage services revenues include the charges to the Company for carrying the shipments and customs clearance. Revenues recognized in other capacities include only the commissions and fees earned.

Revenues related to export shipments are recognized at the time the freight is tendered to a direct carrier at origin. Revenues related to import shipments are recognized upon presentation of the entry for customs clearance. All other revenues, including break-bulk services, local transportation, distribution services and logistics management, are recognized upon performance.


DEFERRED  COMPENSATION  PLAN

The Company has a deferred compensation plan for key executives which provides benefits due to death, retirement or termination of employment. Such benefits shall be determined and paid in accordance with the plan. The plan does not qualify under the Internal Revenue Code and, therefore, tax deductions are allowable only when the benefits are paid.

2     MARKETABLE  SECURITIES

Marketable  securities  consist  of  the  following:


                                                     Unrealized
                                                      Holding
                                                      (Losses)
                                      Cost             Gains        Fair Value
                                     ---------     -------------    -----------

     As  of  September  30,  2001:
         Mutual Funds                $50,959          $(13,367)         $37,592
                                     =========      ============     ==========

     As  of  September  30,  2000:
         Mutual Funds                $43,652          $ 13,304          $56,956
                                     =========      ============     ==========
     As  of  September  30,  1999:
         Mutual Funds                $39,849          $      -          $39,849
                                     =========      ============     ==========

3     LOAN  RECEIVABLE  -  OFFICER

The  loan  receivable  -  officer  is  non-interest  bearing  and due on demand.


4     PROPERTY  AND  EQUIPMENT

A summary of property and equipment and the estimated lives used in the computation of depreciation and amortization is as follows:

                                 --------------September  30,------------
                                      2001           2000         1999        Life
                                 ----------     ------------   ----------  ----------
    Furniture and fixtures        $ 93,474          $144,462     $136,109   5-7  years
    Computer  equipment            598,596           556,830      439,995   5 years
    Leasehold  improvements          3,957             3,957        3,957   5 years
                                 ----------     ------------   ----------  ----------

                                    696,027          705,249      580,061
   Less accumulated depreciation
    and amortization                530,222          468,020      404,230
                                 ----------     ------------   -----------

                                   $165,805         $237,229     $175,831
                                 ==========      ===========   ===========


5     NOTE  PAYABLE  -  BANK

The Company has a line of credit with a bank pursuant to which it may borrow up to $400,000. Advances under this facility bear interest at prime plus 1/2% and are collateralized by various certificates of deposit.


6     LONG-TERM  DEBT

Long-term debt consists of various capitalized lease obligations payable in monthly installments of approximately $9,020 inclusive of interest at 7% to 18% per annum. These leases are collateralized by security interests in certain property and equipment.

     These  leases  mature  as  follows:


       September 30, 2002                         $80,924
                     2003                          26,740
                     2004                           3,842



7     INCOME  TAXES

Income  taxes  consist  of  the  following:
                                       --------Year  Ended  September  30,-----
                                         2001             2000           1999

             Federal                    $ 11,000        $     -       $ 12,500
             State and local              16,700         27,800         36,404
                                       ----------     ------------   ----------

                                        $ 27,700        $27,800       $ 48,904
                                       ==========     ============   ==========

The reconciliation of income tax computed at the Federal statutory rate to the provision for income taxes is as follows:

                                                ---------Year Ended September  30,--------
                                                  2001             2000            1999

 Federal taxes at statutory rates                $15,200          $     -        $ 21,600

 State and local taxes, net of Federal benefit    12,500           27,800          27,304
                                                ----------     ------------     ----------

                                                 $27,700          $27,800        $ 48,904
                                                ==========     ============     ==========

8     PROFIT  SHARING  PLAN

The Company maintains a non-contributory profit sharing plan covering substantially all full-time employees. Profit sharing expense charged to operations for the years ended September 30, 2001, 2000 and 1999 aggregated $99,812, $121,548 and $119,798, respectively.

9     RENTAL  COMMITMENTS

The Company conducts its operations from leased premises. Rental expense on operating leases for the years ended September 30, 2001, 2000 and 1999 was $298,883, $264,276 and $291,827, respectively.

Future minimum lease commitments (excluding renewal options) under non-cancelable leases are as follows:


                Year ended September 30, 2002            $252,090
                                         2003             156,336
                                         2004             130,200
                                         2005             139,000
                                         2006             145,500
                                   Thereafter             485,000

10     SUBSEQUENT  EVENTS

Pursuant to an agreement and plan of merger dated as of June 17, 2002, the Company was merged into Janel World Transport, Ltd. ("Janel"), a newly formed Nevada corporation having the same shareholders as the Company. In connection therewith, the shareholders of the Company were issued 11,000,000 shares of Janel common stock ("Janel shares"). Janel is authorized to issue 225,000,000 shares of common stock at $.001 par value.

Pursuant to an agreement and plan of merger dated June 18, 2002 among Janel, Wine Systems Design, Inc. ("WSD"), a publicly owned Nevada corporation and WSD Acquisition, Inc. ("WSD Acquisition"), a Nevada corporation and wholly-owned subsidiary of WSD, the following transactions occurred:

     (i) WSD effectuated a 19.2307 shares for 1 share stock split resulting in WSD's capitalization becoming 225,000,000 authorized shares of common stock ("WSD common stock"), of which 202,076,923 shares were issued and outstanding.

     (ii) WSD issued and delivered 11,000,000 shares of WSD common stock to WSD Acquisition for the sole purpose of distributing those shares in exchange for 11,000,000 shares of Janel common stock.

     (iii) WSD shareholders returned 198,076,923 shares of WSD common stock which WSD then canceled, resulting in 15,000,000 WSD common shares remaining issued and outstanding.

     (iv) Janel shareholders exchanged 11,000,000 Janel shares for the 11,000,000 shares of WSD common stock owned by WSD Acquisition.

     (v) On July 3, 2002, WSD Acquisition and Janel merged into WSD, which became the surviving corporation. Janel is authorized to issue 225,000,000 shares of common stock at $.001 and has 15,000,000 shares issued and outstanding.

     On July 3, 2002 WSD changed its name to Janel World Trade, Ltd. On July 22, 2002 Janel's Board of Directors agreed to and approved the issuance of 1,803,000 shares of restricted common stock for a purchase price of $$.01 per share to forty-three employees and five consultants as an incentive for performance.